UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): April 27, 2023
ANGION BIOMEDICA CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-39990	11-3430072
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

7-57 Wells Avenue
Newton, Massachusetts 02459
(Address of principal executive offices, including zip code )
(415) 655-4899
Registrant's telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol)	(Name of exchange on which registered)
Common Stock	ANGN	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On January 17, 2023, Angion Biomedica Corp., a Delaware corporation (“Angion”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with Elicio Therapeutics, Inc., a Delaware corporation (“Elicio”), a clinical-stage biotechnology company developing a pipeline of novel immunotherapies for the treatment of cancer and other diseases, and Arkham Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Angion (“Merger Sub”). Upon the terms and subject to the satisfaction of the conditions described in the Merger Agreement, Merger Sub will be merged with and into Elicio, with Elicio surviving as a wholly owned subsidiary of Angion (the “Merger”).
On April 27, 2023, Elicio issued a press release and made a social media post announcing the first patient dosed in its Phase1/2 Study of ELI-002 7P (AMPLIFY-7P) in KRAS/NRAS mutated solid tumors at Northwell Health Cancer Institute and the Feinstein Institutes for Medical Research in New York. ELI-002 7P is an investigational therapeutic cancer vaccine that was created with Elicio’s proprietary Amphiphile technology. The press release and social media post are filed herewith as Exhibit 99.1 and Exhibit 99.2, respectively.
Additional Information and Where to Find It
In connection with the proposed transaction between Angion and Elicio, Angion has filed with the SEC a registration statement on Form S-4 that includes a proxy statement and prospectus of Angion relating to the merger. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANGION, ELICIO AND THE MERGER. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, copies of the registration statement and proxy statement/prospectus may be obtained free of charge by accessing Angion’s website at www.synergypharma.com or upon written request to Angion at Angion Biomedica Corp., 7-57 Wells Avenue, Newton, Massachusetts 02459, Attention: Investor Relations. Stockholders may also read and copy any reports, statements and other information filed by Angion with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.
Participants in the Solicitation
Angion and Elicio, and each of their respective directors and executive officers and certain of their other members of management and employees, may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about Angion’s directors and executive officers is included in Angion’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 17, 2023, and the Form S-4, filed with the SEC on February 13, 2023, as amended from time to time. These documents can be obtained free of charge from the sources indicated above.
No Offer
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

99.1	Press Release dated April 27, 2023
99.2	Social Media Post
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANGION BIOMEDICA CORP.

	By:	/s/ JAY R. VENKATESAN, M.D.
Date: April 27, 2023		Jay R. Venkatesan, M.D. President and Chief Executive Officer and Director (Principal Executive Officer)